Bank of Hawai‘i Corporation third quarter 2024 financial report October 28, 2024 Exhibit 99.2 this presentation, and other statements made by the Company in connection with it, may contain forward-looking statements concerning, among other things, forecasts of our financial results and condition, expectations for our operations and business prospects, and our assumptions used in those forecasts and expectations. we have not committed to update forward-looking statements to reflect later events or circumstances disclosure 2 forward-looking statements diversified, lower risk loan assets highlights broad & deep market penetration stable balance sheet performance earnings highlights strong credit stable loan and deposit performance tier 1 capital ratio of 14.05% and total capital ratio of 15.11% $10.6 billion in readily available liquidity compared to $8.8 billion in uninsured/uncollateralized deposits $0.93 diluted earnings per common share $40.4 million net income net interest margin expanded to 2.18% 1.87% average cost of total deposits 11.50% return on average common equity 0.11% net charge-off rate 0.14% non-performing assets level 79% of loan portfolio real-estate secured with combined wtd avg LTV of 51% CRE portfolio comprises 28% of total loans, office 3%

highlights – balance sheet $ in billions

our deposits through our 127 year history in the islands, Bank of Hawai‘i has developed an exceptionally seasoned deposit base, built one relationship at a time, over many years, and in neighborhoods and communities we understand unique marketplace diversified long tenured ✔ ✔ ✔

leader in a unique deposit market source: FDIC Annual Summary of Deposits as of June 30, 2019, June 30, 2023 and June 30, 2024 the leader in a unique deposit market with five local competitors holding 96% of the bank deposit market stable deposit balances $ in billions note: numbers may not add up due to rounding cost of funds interest-bearing deposits source: S&P Capital IQ; KBW Regional Banking Index (KRX)

cost of funds total deposits source: S&P Capital IQ; KBW Regional Banking Index (KRX)

unemployment experience & forecast source for Hawai‘i unemployment: University of Hawaii Economic Research Organization (UHERO), seasonally adjusted source for national unemployment: Bureau of Labor Statistics, seasonally adjusted 10

11 visitor arrivals monthly by market, indexed to January 2017 source: Hawaii Department of Business, Economic Development, and Tourism (DBEDT)

revenue per available room revenue per available room (RevPAR) source: Hawaii Department of Business, Economic Development, and Tourism (DBEDT)

  single family homes condominiums   YTD-24 YTD-23 Δ YTD-23 YTD-24 YTD-23 Δ YTD-23 median sales price (000s) $1,100 $1,050 4.8% $510 $505 1.0% closed sales 2,101 1,985 5.8% 3,390 3,592 -5.6% median days on market 18 22 4 days 29 20 9 days stable real estate prices Oahu market indicators – YTD 2024 as of September source: Honolulu Board of Realtors, compiled from MLS data credit performance

lending philosophy note: as of September 30, 2024 we lend in our core markets to long-standing relationships steady organic loan growth $ in billions

$8.0B consumer consumer portfolio 57% of total loans asset type % total consumer % total loans WALTV wtd avg FICO residential mortgage 58% 33% 49% 805 home equity 27% 16% 46% 790 real estate secured 85% 49% 48% 800 automobile 10% 6% n/a 733 other consumer 5% 3% n/a 759 total consumer 100% 57% n/a 792 note: $ in billions commercial portfolio residential mortgage home equity 43% of total loans $5.9B commercial asset type % total comml % total loans WALTV commercial real estate 65% 28% 56% construction 5% 2% 56% real estate secured 71% 30% 56% commercial & industrial 28% 12% n/a leasing 1% 0.4% n/a total commercial 100% 43% n/a note: $ in billions; rates may not foot due to rounding; excludes $6MM in PPP loan balances including deferred costs and fees

vacancy inventory (sq ft)   2Q24 2Q23 10 yr avg 10 yr CAGR industrial 1.05% 0.76% 1.75% 0.28% office 13.57% 12.71% 12.46% - 1.08% retail 6.09% 5.92% 5.91% 0.74% multi-family 4.10% 4.40% 4.67% 0.70% Oahu market vacancies and inventory note: 10-year average vacancy and 10-yr CAGR for inventory are based on year-end 2013 through 2023 source: Colliers (industrial, office, retail) and CoStar (multi-family) stable real estate market commercial real estate (CRE) 28% of total loans wtd avg LTV 58% 56% 54% 53% 57% 54% % owner n/a 42% 4% n/a 20% 26% avg exposure ($millions) $3.1 $2.5 $4.1 $13.6 $1.8 $3.8

CRE scheduled maturities modest near-term maturities

CRE loan balances by LTV LTV > 80% - $84MM, 2.2% of CRE

credit quality 1 77% of total criticized is secured with 57% wtd avg LTV 2 adjusted to exclude loan fully paid off in October 1 financial update

NII and NIM trends increasing NII and NIM $ in millions

NII breakdown $ in millions

cashflow repricing quarterly impact from cashflows repricing: +$3.6 million $ in millions note: quarterly impact from cashflows repricing assumes that the cashflows from maturities/prepayments from loans are reinvested into the same products; assumes cashflows from maturities/prepayments from investment portfolio are reinvested into Fed Funds at 5.3%

deposit mix shift and repricing quarterly NII impact from deposit mix shift and repricing in 3Q24: $(2.6) million $ in millions note: low yield interest-bearing deposits include accounts yielding interest of 10 bps or less rate sensitive earning assets and interest-bearing deposits net NII impact per quarter for 50 bps FF decrease from rate sensitive earning assets: $(9.6) million short-term net NII impact per quarter for 50 bps FF decrease from rate sensitive deposits: +$7.1 million long-term net NII impact per quarter for 50 bps FF decrease from rate sensitive deposits: +$10.8 million short-term net NII impact: -$(2.5) million & long-term net NII impact: +$1.2 million note: loans, investments and swap balances are as of September 30; FF sold balance is 3Q24 quarterly average balance; rate sensitive deposit balances are 3Q24 average balances; low-yield accounts are accounts yielding interest of 10 bps or less; all of qualified business money management checking accounts are included in ‘IBD excl. low-yield accounts’; long-term NII impact per quarter for 50 bps FF decrease from rate sensitive deposits assumes 85% beta on savings excl. low-yield accounts & IBD excl. low-yield accounts and 100% beta on time deposits; short-term NII impact assumes 0% beta on time deposits rate sensitive earning assets $9.7B rate sensitive interest-bearing deposits balances balances NII impact NII impact $7.6B time deposit maturity schedule 39% of time deposits set to reprice in 3 months and 70% in 6 months note: as of September 30, 2024 optimizing balance sheet note: swaps in ‘earning asset composition’ and ‘swap composition’ does not include $300 million of forward swaps; ‘securities purchases / sales’ do not include stock and PCLI purchases noninterest income $ in millions increasing core noninterest income note: numbers may not add up due to rounding normalizing items: +$0.8 Visa Class B conversion ratio adjustment +$4.6 net loss on securities sales -$14.7 gain on early termination of private repurchase agreements noninterest expense $ in millions continued discipline in expense management note: numbers may not add up due to rounding normalizing items: -$2.1 separation -$0.4 extraordinary expenses related to Maui wildfires normalizing items: -$2.6 FDIC special assessment -$0.8 separation -$0.6 other expenses (not expected to recur in 2024)

financial summary $ in millions, except per share amounts 3Q 2024 2Q 2024 3Q 2023 ∆ 2Q 2024 ∆ 3Q 2023 net interest income $ 117.6 $ 114.8 $ 120.9 $ 2.8 $ (3.3) noninterest income 45.1   42.1   50.3   3.0   (5.2)   total revenue 162.7 156.9 171.3 5.8 (8.5) noninterest expense 107.1   109.2   105.6   (2.1)   1.5   operating income 55.6   47.7   65.7 7.9 (10.0) credit provision 3.0 2.4 2.0 0.6 1.0 income taxes 12.3 11.2 15.8 1.1 (3.5) net income $ 40.4   $ 34.1   $ 47.9   $ 6.3   $ (7.5)   net income available to common $ 36.9   $ 32.1   $ 45.9   $ 4.8   $ (9.0)   diluted EPS $ 0.93   $ 0.81   $ 1.17   $ 0.12   $ (0.24)   return on assets 0.69% 0.59% 0.78% 0.10% (0.09) % return on average common equity 11.50 10.41 15.38 1.09 (3.88) net interest margin 2.18 2.15 2.13 0.03 0.05 end of period balances investment portfolio $ 7,261 $ 7,111 $ 7,475 2.1% (2.9) % loans and leases 13,919 13,831 13,919 0.6 (0.0) total deposits 20,978 20,409 20,802 2.8 0.8 shareholders' equity 1,665 1,613 1,364 3.3 22.1 note: numbers may not add up due to rounding capital note: 3Q24 regulatory capital ratios are preliminary; AOCI $ in millions 13.6% strong capital 13.6% RWA / total assets 13.6% AOCI high quality and low cost deposit base in unique and competitively advantageous deposit market continuing trend of increase in NII and NIM exceptional credit quality strong liquidity and risk-based capital takeaways

Q & A

appendix

insured/collateralized deposits note: as of September 30, 2024, numbers may not add up due to rounding note: as of September 30, 2024, cash includes fed funds sold and cash and due from banks, and securities available includes unencumbered investment securities Bank of Hawai‘i carries substantial liquidity lines and equivalents for both day-to-day operational and liquidity backstop purposes readily available liquidity

Oahu market inventory CRE supply constraints 10-yr CAGR: 0.3% 10-yr CAGR: -1.1% 10-yr CAGR: 0.7% 10-yr CAGR: 0.7% note: 10-yr CAGR for inventory are based on year-end 2013 through 2023 source: Colliers (industrial, office, retail) and CoStar (multi-family)

CRE office 3% of total loans 57% wtd avg LTV $1.8MM average exposure 24% CBD (Downtown Honolulu) - 63% wtd avg LTV - 46% with repayment guaranties 3% maturing prior to 2026 2.4% criticized highlights $372MM

CRE multi-family 7% of total loans 58% wtd avg LTV $3.1MM average exposure 99.2% LIHTC, affordable or market 18% maturing prior to 2026 5.8% criticized highlights $923MM